UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 5, 2016
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Summit Lake Drive, Suite 100
Valhalla, New York 10595
(Address of principal executive offices)
914-345-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Regulation FD Disclosure
On February 5, 2016, Turtle Beach Corporation issued a press release announcing the closing of its previously announced public offering of the Company’s common stock and its previously announced, concurrent, side-by-side private placement of the Company’s common stock. A copy of the press release is filed as Exhibit 99.1 to this report.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated February 5, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	February 5, 2016	By:	/S/ JUERGEN STARK
Juergen Stark Chief Executive Officer and President